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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported) April 18, 1995.

                       Gundle Environmental Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-9307                   22-2731074
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

  19103 Gundle Road   Houston, Texas                                77073
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(Address of principal executive offices)                          (Zip Code)

                                 (713) 443-8564
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              (Registrant's telephone number, including area code)


                    INFORMATION TO BE INCLUDED IN THE REPORT


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Item 8 Change in Fiscal Year

On Monday, April 17, 1995, the Board of Directors of the Company resolved to change the fiscal year end of the Company from March 31 to December 31. A copy of the Secretary's Certificate certifying the resolution approving the change is attached to this Report as Exhibit A.

The Company will file a report on Form 10K for the twelve month period from January 1, 1995 to December 31, 1995.


Item 7 Financial Statements and Exhibits

(c)  Exhibit - Secretary's Certificate certifying the resolution.
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GUNDLE ENVIRONMENTAL SYSTEMS, INC.



                                   --------------------------------------------
                                   Roger J. Klatt

                                   Sr. Vice President & Chief Financial Officer
                                   --------------------------------------------

                                   Date:   April 18, 1995
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                                EXHIBIT INDEX


  Exhibit
    No.                          Description
  -------                        -----------
  99.1           Secretary's Certificate certifying the resolution.
